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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8, filed November 10, 2005, of Washington Banking Company of our report dated January 21, 2005, incorporated by reference in the Annual Report on Form 10-K of Washington Banking Company for the year ended December 31, 2004.

/s/ Moss Adams LLP



Bellingham, Washington
November 10, 2005